INCOME TAXES	12 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Pre-tax income (loss) reflected in the consolidated statements of operations for the years ended March 31, 2024, 2023 and 2022 is as follows (in thousands):

	Year Ended March 31,
	2024	2023	2022
		As Restated	As Restated
U.S.	$(40,555)	$(18,429)	$39,146
Foreign	(20)	2,001	550
Total	$(40,575)	$(16,428)	$39,696
Income tax provision consists of the following (in thousands):

	Year Ended March 31,
	2024	2023	2022
		As Restated	As Restated
Current tax expense
Federal	$—	$—	$—
State	14	70	477
Foreign	919	2,045	1,381
Total current tax expense	933	2,115	1,858
Deferred tax expense
Federal	18	23	9
State	21	108	22
Foreign	(261)	(306)	(548)
Total deferred tax expense (benefit)	(222)	(175)	(517)
Income tax provision	$711	$1,940	$1,341
The income tax provision differs from the amount computed by applying the federal statutory rate of 21% to loss before income taxes as follows (in thousands):

	For the year ended March 31,
	2024	2023	2022
		As Restated	As Restated
Expense (benefit) at the federal statutory rate	$(8,507)	$(3,450)	$8,341
Equity compensation	1,102	1,945	195
Permanent items	768	1,498	1,941
Foreign taxes	264	586	1,761
State income taxes	(860)	(124)	(133)
Valuation allowance	6,313	2,890	(7,396)
Uncertain tax positions	(8,010)	(3,791)	(6,349)
Credit monetization	—	—	(2,100)
Expiration of attributes	10,901	5,733	18,345
Research and development credits	(1,169)	(1,582)	(2,094)
Warrant fair value adjustments	(1,093)	(2,152)	(12,606)
Other	1,002	387	1,436
Income tax provision	$711	$1,940	$1,341
Significant components of deferred tax assets and liabilities are as follows (in thousands):

	As of March 31,
	2024	2023	2022
		As Restated	As Restated
Deferred tax assets
Loss carryforwards	$54,280	$56,675	$59,636
Deferred revenue	27,431	25,903	29,206
Capitalized research and development	27,785	23,949	16,289
Tax credits	15,888	15,894	16,085
Disallowed interest	16,572	13,162	12,296
Other accruals and reserves not currently deductible for tax purposes	4,685	4,494	4,450
Lease obligations	2,269	2,384	2,514
Inventory	2,426	2,715	1,701
Acquired intangibles	1,344	961	853
Accrued warranty expense	365	495	447
Gross deferred tax assets	153,045	146,632	143,477
Valuation allowance	(147,674)	(141,218)	(138,086)
Total deferred tax assets, net of valuation allowance	$5,371	$5,414	$5,391
Deferred tax liabilities
Depreciation	$(2,038)	$(2,009)	$(1,921)
Lease assets	(1,929)	(2,128)	(2,439)
Other	(1,130)	(548)	(1,048)
Total deferred tax liabilities	$(5,097)	$(4,685)	$(5,408)
Net deferred tax assets (liabilities)	$274	$729	$(17)
The valuation allowance increased by $6.5 million during the year ended March 31, 2024, increased by $3.1 million during the year ended March 31, 2023, and decreased by $7.4 million during the year ended March 31, 2022, respectively.
A reconciliation of the gross unrecognized tax benefits is as follows (in thousands):

	For the year ended March 31,
	2024	2023	2022
		As restated	As restated
Beginning Balance	$96,343	$99,603	$101,119
Increase in balances related to tax positions in current period	2,229	2,778	2,785
Increase in balances related to tax positions in prior period	—	—	4,881
Decrease in balances related to tax positions in prior period	(1,364)	(817)	(1,020)
Decrease in balances due to lapse in statute of limitations	(8,867)	(5,221)	(8,162)
Ending balance	$88,341	$96,343	$99,603
During fiscal 2024, excluding interest and penalties, there was a $8.0 million change in the Company's unrecognized tax benefits. Including interest and penalties, the total unrecognized tax benefit at March 31, 2024 was $89.5 million, of which $77.1 million, if recognized, would favorably affect the effective tax rate. At March 31, 2024, accrued interest and penalties totaled $1.2 million. The Company's practice is to recognize interest and penalties related to income tax matters in the income tax provision in the consolidated statements of operations. As of March 31, 2024, $82.4 million of unrecognized tax benefits were recorded as a contra deferred tax asset in other long-term assets in the consolidated balance sheets and $7.1 million (including interest and penalties) were included in other long-term liabilities in the consolidated balances sheets.
The Company files its tax returns as prescribed by the laws of the jurisdictions in which it operates. The Company's U.S. tax returns have been audited for years through 2002 by the Internal Revenue Service. In other major jurisdictions, the Company is generally open to examination for the most recent three to five fiscal years. During the next 12 months, it is reasonably possible that approximately $12.6 million of tax benefits, inclusive of interest and penalties, that are currently unrecognized could be recognized as a result of the expiration of applicable statutes of limitations. Upon recognition of the tax benefit related to the expiring statutes of limitation $11.9 million will be offset by the establishment of a related valuation allowance. The net tax benefit recognized in the income statement is estimated to be $0.7 million.
As of March 31, 2024, the Company had federal net operating loss and tax credit carryforwards of approximately $208.5 million and $47.3 million, respectively. The net operating loss and tax credit carryforwards expire in varying amounts in fiscal 2025 if not previously utilized, and $12.8 million are indefinite-lived net operating loss carryforwards. These carryforwards include $11.1 million of acquired net operating losses and $2.5 million of acquired credits, the utilization of which is subject to various limitations due to prior changes in ownership.
Certain changes in stock ownership could result in a limitation on the amount of both acquired and self generated net operating loss and tax credit carryovers that can be utilized each year. If the Company has previously undergone, or should it experience in the future, such a change in stock ownership, it could severely limit the usage of these carryover tax attributes against future income, resulting in additional tax charges.
Due to its history of net losses and the difficulty in predicting future results, Quantum believes that it cannot rely on projections of future taxable income to realize the deferred tax assets. Accordingly, it has established a full valuation allowance against its U.S. and certain foreign net deferred tax assets. Significant management judgment is required in determining the Company's deferred tax assets and liabilities and valuation allowances for purposes of assessing its ability to realize any future benefit from its net deferred tax assets. The Company intends to maintain this valuation allowance until sufficient positive evidence exists to support the reversal of the valuation allowance. The Company's income tax expense recorded in the future will be reduced to the extent that sufficient positive evidence materializes to support a reversal of, or decrease in, its valuation allowance.